Going Concern	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Substantial Doubt about Going Concern [Text Block]

Note 3 – Liquidity

On January 14, 2019, INVO Bioscience entered into a distribution agreement (the “Distribution Agreement”) with Ferring International Center S.A. (“Ferring”) granted to Ferring exclusive licensing rights to sublicense the Company’s INVOcell together with the retention device. Under the terms of the Distribution Agreement, Ferring was obligated to make an initial payment to the Company of $5,000,000 upon satisfaction of certain closing conditions. The Company received the initial $5 million cash payment  upon the execution of the Ferring distribution agreement in January 2019 and as a result believes its cash on hand will be sufficient to fund its current debt obligations, estimated capital expenditures and working capital needs for the next twelve months.

NOTE 2	GOING CONCERN

The Company commenced operations in December 2008. During the year ended December 31, 2018, the Company had a net loss of $3,076,000 and cash used in operations of $653,000. At December 31, 2018, the Company had a working capital deficiency of $2,770,000 and a stockholder deficiency of $2,724,000. This raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.